Supplement to the
Strategic Advisers® Tax-Sensitive Short Duration Fund
July 30, 2018
Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Investment Adviser" heading.

Strategic Advisers (the Adviser) is the fund's manager. FIAM LLC (FIAM), T. Rowe Price Associates, Inc. (T. Rowe Price), Wells Capital Management Inc. (WellsCap), and other investment advisers have been retained to serve as sub-advisers for the fund. The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.

TSS-18-01 1.9892010.100	October 19, 2018